Exhibit 10.28

INVESTMENT BANKING AGREEMENT

This Agreement (the “Agreement”) is made as of the 28th day of September 2018 by and between SQL Technologies Corp., a Florida corporation with its principal office at 2855 W. McNab Road, Pompano Beach, Florida 33069 (“Client” or ‘‘Company’’) and Newbridge Securities Corporation (“NSC”).

WHEREAS, Client desires for NSC to assist it with business development, consulting and advisory services, including, when applicable, capital raising and placement agency services (collectively, the “Services”) and NSC agrees to assist Client under the terms of this Agreement.

NOW THEREFORE, in consideration of the premises and for other good and valuable consideration, receipt and sufficiency of which is acknowledged by the parties, it is agreed:

1. Client will not make any contact with, initiate any contact with, communicate with, deal with or cause another to be involved in any transaction(s) with any person, entity, association, banking or lending institution, trust, corporation, company or individual, lender or borrower, buyer or seller of any third party which is located, identified or introduced by NSC to the Client (the “NSC Party”) without first obtaining express, specific and written consent of NSC. Client shall also keep the names and contact information for any such introduced parties strictly confidential, except as may be required by law.

2. This Agreement shall apply to any and all Services and transactions, including but not limited to, any subsequent follow-ups, repeat, extended or re-negotiated Services or transactions. The parties hereby agree and confirm that the identities of the banks, lending institutions, corporations, individuals, trusts, lenders or borrowers, buyers or seller, or any other third parties identified, located or introduced are currently and in the future the exclusive and sole property of the introducing, identifying or locating party.

3. In conjunction with the performance of the Services or consummating a transaction, NSC agrees to:

i.	Make itself available to the Client for phone conferences during normal business hours for reasonable periods of time, subject to reasonable advance notice and mutually convenient scheduling, for the purpose of advising the Client with regard to the Services to be performed and the preparation of such reports, summaries, corporate profiles, due diligence packages and/or other material and documentation as shall be necessary to properly present the Client to individuals and/or entities that could be a benefit to the Client.

ii.	Advise the Client in evaluating any proposals received from potential investors, lenders, strategic partners and other interested parties, including potential licensees. NSC may be involved in negotiating with these parties on behalf of the Client.

iii.	In connection with NSC providing the Services, the Client agrees to keep NSC up to date and apprised of all business, market and legal developments related to the Company and its operations and management. NSC shall devote such time and effort, as it deems commercially reasonable.

iv.	The Client shall provide to NSC copies of the Company’s Business Plan, Offering documentation, PowerPoint Presentation and such other collateral materials necessary for NSC’s performance hereunder. The Client shall also make available certain of its employees for the purposes of presentations and meetings. NSC acknowledges and agrees that the Company’s Business Plan, offering documents, PowerPoint Presentation and other collateral materials to which NSC may have access to during the performance of this Agreement are confidential information and as such, shall not be distributed to third parties unless authorized by the Client.

4. For NSC’s Services hereunder, the Client agrees to pay NSC the fees and other consideration outlined below, for Services rendered or upon closing of one or several transactions (in each instance, a “Closing”):

(a) Consulting/Advisory Fees.

Upon execution of this Agreement, the Client shall: (i) pay to NCS a non-refundable $25,000 consulting/ advisory fee (the “Cash Consulting Fee”), payable by wire transfer in immediately available funds (which, at Client’s option, may be paid in two equal installments of $12,500, payable on the execution date of this Agreement and 60 days thereafter); and, (ii) 30 days after signing client shall issue $50,000 worth of common shares in SQL Technologies Inc. to NSC and its permitted assigns (the “Equity Consulting Fee”), which shall be held in escrow in attorney account paid for by NSC pending receipt by the attorney of Client’s written instructions to release the common shares to NSC at the end of Term (as defined below) for NSC’s acceptable performance of its Services. The number of common shares shall be determined by using a common share price equal to the last issuance of equity, warrants, or options prior to the execution of this Agreement.

(b) Placement Agent Fees.

i. a placement fee equal to eight percent (8.0%) of the gross purchase price paid for the Client’s equity securities (“Securities”), payable in full, in cash, at a Closing for the sale of any Securities.

ii. a placement fee equal to four percent (4.0%) on any line of credit, secured or unsecured term loan or other type of non-convertible debt facility (“Debt”) arranged for the Client, payable in full, in cash, at a Closing for any Debt transaction.

(c) Warrants:

At the Closing of each transaction involving Securities or Debt, the Client shall issue to NSC, or its permitted assigns, warrants (the “PA Warrants”), as follows:

i. to purchase that number of shares of common stock of the Company equal to ten percent (10%) of the sum of (i) the number of shares of common stock of the Company issued in a Securities transaction and/ or (ii) the number of shares of common stock issuable by the Company upon exercise or conversion of any and all convertible securities issued at each such Closing (including, but not limited to, all convertible promissory notes, convertible preferred stock and all series of warrants).

ii. In the case of a transaction involving the Closing for a Debt facility, the number of PA Warrants to be issued shall equal ten percent (10%) of the facility amount divided by a per share price equal to the last equity, warrant or options issued by the Company at the time of Closing of a Debt facility.

iii. The PA Warrants shall provide for cashless exercise, shall have full ratchet price protection, shall not be callable or redeemable by the Company, shall provide for piggy-back registration rights, shall be transferable by NSC to its representatives and agents at Closing, and, except as set forth above, otherwise have the same terms and conditions of the warrants issued to the Investors.

(d) An escrow account with a third-party agent approved by the parties hereto will be used for each closing during the Term. All consideration due NSC shall be paid to NSC directly from such escrow. Any fee charged by the escrow agent in the performance of its duties as escrow agent shall be borne by the Client.

(e) With respect to franchise agreements, territorial licenses, marketing agreements, commercial contracts, customer agreements, channel partners or other similar business arrangements whereby the Client receives payment(s), licensing and/or revenue with respect to its products/applications representing a transaction with a NSC Party, or a transaction where the Client has asked NSC to assist in Closing, the Client shall pay to NSC a sales commission (“Commissions”) on gross revenues as follows:

i. For transactions involving an NSC Party: a non-refundable cash fee of $75,000 payable at Closing, plus 1% of the net revenues received by the Client (after deducting direct expenses), payable quarterly in arrears during the life of the contract.

ii. For transactions where NSC has been called to assist the Client on a particular situation: a non-refundable cash fee of $50,000 payable at Closing, plus 0.25% of the net revenues received by the Client (after deducting direct expenses), payable quarterly in arrears, for a period not to exceed five years or the life of the contract.

Both the Client and NSC agree to the above commission structure to provide the foundation for compensation to NSC for revenue generating franchise agreements, marketing agreements, territorial and other types of licensing agreements, commercial contracts, customer agreements, channel partners or other business arrangements. The Client and NSC agree in good faith to negotiate an adjusted Commission structure for each net new agreement or revenue opportunity in which incremental material support costs, and/or infrastructure costs are required by the Corporation to support the net new revenue opportunity.

5. NSC shall be entitled to the compensation as set forth in this Agreement for any consulting/placement agent work related to any Transaction (as defined below) that occurs at any time during the Term of this Agreement and the twenty-four (24) month period following the termination or expiration of this Agreement. “Transaction” shall mean any situation described in Sections 3 (b) and 3(e), or any form of investment or loan from a person or entity if (a) such purchaser(s) or lender(s) (or affiliate thereof), were introduced by NSC or the Client concerning the Transaction during the Term, (b) the Client or NSC had discussions with such purchaser(s) or lender(s) (or affiliates thereof) concerning the Transaction during the Term, or (c) the Client used materials or work product prepared by NSC in connection with such subsequent investment or (d) NSC can prove through records or documentation that it introduced such purchaser(s) or lender(s) with specific information about the Client of the Transaction or NSC can prove it held an in person, electronic or telephonic meeting with the Client. All compensation shall be paid to NSC on the date that the Client closes on the Transaction.

6. This Agreement shall terminate on the 120th day following the execution thereof, subject to the extension thereafter as may be agreed in writing by the parties (as may be extended, the “Term”); provided, this Agreement may be terminated prior to expiration of the Term, by NSC or the Client for any reason at any time upon thirty (30) days prior written notice. In the event of termination, NSC shall be immediately paid in full on all items of compensation and expenses payable to NSC pursuant hereto, as of the date of termination.

7. No effort shall be made to circumvent this Agreement or the terms hereto in an effort to gain fees, commissions, remuneration, or consideration to the benefit of one party to this agreement or to exclude the other party to this agreement from such a benefit. The parties shall fully disclose to one another any and all business dealings, arrangement for fees, commissions, remuneration or other consideration which exist or may exist between any other identified, located, or introduced third parties and one or more of the parties to this agreement.

8. The Client hereby agrees that all fees paid under this Agreement, are exclusive of any reasonable out of pocket travel, hotel and meal expenses that will be incurred by the members of NSC pursuant to providing the Services. The Client and NSC further agree that prior to any air travel by an NSC member, NSC will notify the Client of the purpose of the travel and the estimated air travel and hotel expenses to be incurred and the Client will either pay such expenses for such member or notify NSC that the expenses are not authorized. The Company will reimburse any reasonable out-of-pocket expenses incurred by an NSC member in relation to such travel within fifteen (15) days of being Invoiced by NSC for such expenses.

9. This Agreement shall be binding upon the assigns, successors in interest, personal representative, estates, heirs, and legatees or each of the parties hereto; provided that neither this Agreement nor any interest herein shall be assignable to either party without the prior written consent of the other party.

10. This Agreement shall be governed by the laws of the State of Florida, without regard for conflicts of laws principles. The remedy at law for breach of this agreement being inadequate, the parties shall be entitled to, in addition to such other remedies as they may have, temporarily or injunctive relief for any breach or threatened breach of this agreement, without the obligation of posting a bond.

11. This Agreement contains the entire agreement of the parties hereto and supersedes any prior written or oral agreements between them concerning the subject matter contained herein. The waiver by any provision of this Agreement shall not operate as or be construed as a waiver of any subsequent breach thereof. If any provision of this agreement is held to be unenforceable such determination shall not affect the validity of the remaining portions of this agreement.

If the foregoing correctly sets forth the understanding between NSC and the Client, please so indicate in the space provided below for that purpose within ten (10) days of the date hereof or this Agreement shall be withdrawn and become null and void. The undersigned parties hereto have caused this Agreement to be duly executed by their authorized representatives, pursuant to corporate board approval and intend to be legally bound.

Agreed to and accepted this 3rd day of October, 2018

SQL TECHNOLOGIES CORP.

By:	/s/ John Campi
John Campi, Chief Executive Officer

NEWBRIDGE SECURITIES CORPORATION

By:	/s/ Bruce Jordan 10-3-18
Bruce Jordan, Managing Director-Investment Banking

Amendment to Placement Agent Agreement

January 30, 2019

Mr. John Campi, CEO
SQL Technologies Corp
2855 w. McNab Rd.

Pompano Beach, FL 33069

Dear Mr. Campi

The purpose of this letter (“IB Agreement Amendment”) is to amend the Investment Banking Agreement (the “Agreement”) between SQL Technologies Corp (the “Company”) and Newbridge Securities Corporation (“Broker Dealer” or “NSC”), dated September 28, 2018 and signed October 3, 2018 pursuant to which, a change in the Agreement has now been requested by ), the Company and NSC acting as a consultant, advisor, business developer and placement agent in connection with the Agreement has agreed to this change and in consideration of this demands the following amendment to the Agreement.

The parties hereto agree as follows:

1.	As per Section 6 of the Agreement, the term will be extended to May 31, 2019.

2.	As per Section 4 or the Agreement, added as 4(f), “For an investor introduced by the Company, the compensation to NSC shall be 50% of the then applicable fees for an NSC introduced investor or, if a third party introduces the investor to the Company, the fee to NSC shall be mutually agreed upon by the Company and NSC.”

All other components of the Agreement shall remain in place as written.

If the foregoing correctly sets forth the agreement and understanding between the Company and NSC, please execute as indicated herein below for that purpose within two (2) business days as a condition of the Agreement. The undersigned parties hereto have caused this Agreement Amendment to be duly executed by their authorized representatives pursuant to applicable board approval or other requisite authority and intend to be legally bound hereby.

All other terms, conditions, provisions and guidelines contained in the Agreement and any other IB Amendments, remain in full force and effect.

Sincerely,
Newbridge Securities Corporation

By:	/s/ Bruce Jordan
Bruce Jordan, Managing Director of Investment Banking

AGREED TO AND ACCEPTED
THIS _____ Day of January, 2019

SQL Technologies Corp.

By:	/s/ John Campi
John Campi, CEO

Amendment #2 to Placement Agent Agreement

May 24, 2019

Mr. John Campi, CEO
SQL Technologies Corp
2855 W. McNab Rd.

Pompano Beach, FL 33069

Dear Mr. Campi:

The purpose of this letter (“IB Agreement Amendment”) is to amend the Investment Banking Agreement (the “Agreement”) between SQL Technologies Corp (the “Company”) and Newbridge Securities Corporation (“Broker Dealer” or “NSC”), dated September 28, 2018 and signed October 3, 2018 pursuant to which, a change in the Agreement has now been requested by, the Company and NSC acting as a consultant, advisor, business developer and placement agent in connection with the Agreement has agreed to this change and in consideration of this demands the following amendment to the Agreement.

The parties hereto agree as follows:

1.	As per Section 6 of the Agreement, the term will be extended to July 31, 2019.

All other components of the Agreement shall remain in place as written.

If the foregoing correctly sets forth the agreement and understanding between the Company and NSC, please execute as indicated herein below for that purpose within two (2) business days as a condition of the Agreement. The undersigned parties hereto have caused this Agreement Amendment to be duly executed by their authorized representatives pursuant to applicable board approval or other requisite authority and intend to be legally bound hereby,

All other terms, conditions, provisions and guidelines contained in the Agreement and any other IB Amendments, remain in full force and effect.

Sincerely,
Newbridge Securities Corporation

By:	/s/ Bruce Jordan
Bruce Jordan, Managing Director of Investment Banking

AGREED TO AND ACCEPTED
THIS _____ Day of May, 2019

SQL Technologies Corp.

By:	/s/ John Campi
John Campi, CEO

Amendment #3 to Placement Agent Agreement

July 12, 2019

Mr. John Campi, CEO
SQL Technologies Corp
2855 W. McNab Rd.

Pompano Beach, FL 33069

Dear Mr. Campi:

The purpose of this letter (“IB Agreement Amendment”) is to amend the Investment Banking Agreement (the “Agreement”) between SQL Technologies Corp (the “Company”) and Newbridge Securities Corporation (“Broker Dealer” or “NSC”), dated September 28, 2018 and signed October 3, 2018 pursuant to which, a change in the Agreement has now been requested by, the Company and NSC acting as a consultant, advisor, business developer and placement agent in connection with the Agreement has agreed to this change and in consideration of this demands the following amendment to the Agreement.

The parties hereto agree as follows:

1.	As per Section 6 of the Agreement, the term will be extended to September 30, 2019.

All other components of the Agreement shall remain in place as written.

If the foregoing correctly sets forth the agreement and understanding between the Company and NSC, please execute as indicated herein below for that purpose within two (2) business days as a condition of the Agreement. The undersigned parties hereto have caused this Agreement Amendment to be duly executed by their authorized representatives pursuant to applicable board approval or other requisite authority and intend to be legally bound hereby.

All other terms, conditions, provisions and guidelines contained in the Agreement and any other IB Amendments, remain in full force and effect.

Sincerely,
Newbridge Securities Corporation

By:	/s/ Bruce Jordan
Bruce Jordan, Managing Director of Investment Banking

AGREED TO AND ACCEPTED
THIS _____ Day of July, 2019

SQL Technologies Corp.

By:	/s/ John Campi
John Campi, CEO

Amendment #4 to Placement Agent Agreement

August 9, 2019

Mr. John Campi, CEO
SQL Technologies Corp.
2855 W. McNab Rd.

Pompano Beach, FL 33069

Dear Mr. Campi:

The purpose of this letter (“Agreement Amendment”) is to amend the Investment Banking Agreement (the “Agreement”) between SQL Technologies Corp (the “Company”) and Newbridge Securities Corporation (“Broker Dealer” or “NSC”), dated September 28, 2018 and signed October 3, 2018 pursuant to which a change in the Agreement had now been requested by the Company and NSC acting as a consultant, advisor, business developer and placement agent in connection with the Agreement has agreed to this change and in consideration of this demands the following amendment to the Agreement.

The parties hereto agree as follows:

1.	As per Section 6 of the Agreement, the term will be extended to October 31, 2019.

All other components of the Agreement shall remain in place as written.

If the foregoing correctly sets forth the agreement and understanding between the company and NSC, please execute as indicated herein below for the purpose within two (2) business days as a condition of the Agreement. The undersigned parties hereto have caused this Agreement Amendment to be duly executed by their authorized representatives pursuant to applicable board approval or other requisite authority and intend to be legally bound hereby.

All other terms, conditions, provisions and guidelines contained in the Agreement and any other Amendments, remain in full force and effect.

Sincerely,
Newbridge Securities Corporation

By:	/s/ Bruce Jordan
Bruce Jordan, Managing Director of Investment Banking

Agreed to and Accepted
This _____ Day of August, 2019

SQL Technologies Corp.

By:	/s/ John Campi
John Campi, CEO

Amendment #5 to Placement Agent Agreement

October 16, 2019

Mr. John Campi, CEO
SQL Technologies Corp.
2855 W McNab Rd.

Pompano Beach, FL 33069

Dear Mr. Campi:

The purpose of this letter (“Agreement Amendment”) is to amend the Investment Banking Agreement (the “Agreement”) between SQL Technologies Corp (the “Company”) and Newbridge Securities Corporation (“Broker Dealer” or “NSC”), dated September 28, 2018 and signed October 3, 2018 pursuant to which a change in the Agreement had now been requested by the Company and NSC acting as a consultant, advisor, business developer and placement agent in connection with the Agreement has agreed to this change and in consideration of this demands the following amendment to the Agreement.

The parties hereto agree as follows:

1.	As per Section 6 of the Agreement, the term will be extended to December 31, 2019.

All other components of the Agreement shall remain in place as written.

If the foregoing correctly sets forth the agreement and understanding between the company and NSC, please execute as indicated herein below for the purpose with in two (2) business days as a condition of the Agreement. The undersigned parties hereto have caused this Agreement Amendment to be duly executed by their authorized representatives pursuant to applicable board approval or other requisite authority and intend to be legally bound hereby.

All other terms, conditions, provisions and guidelines contained in the Agreement and any other Amendments, remain in full force and effect.

Sincerely,
Newbridge Securities Corporation

By:	/s/ Robert Abrams
Robert Abrams, General Counsel and Director of Compliance

Agreed to and Accepted
This ______Day of October, 2019

SQL Technologies Corp.

By:	/s/ John Campi
John Campi, CEO

Amendment #6 to Placement Agent Agreement

December 23, 2019

Mr. John Campi, CEO

SQL Technologies Corp.

2855 W McNab Rd.

Pompano Beach, FL 33069

Dear Mr. Campi:

The purpose of this letter (“Agreement Amendment”) is to amend the Investment Banking Agreement (the “Agreement”) between SQL Technologies Corp (the “Company”) and Newbridge Securities Corporation (“Broker Dealer” or “NSC”), dated September 28, 2018 and signed October 3, 2018 pursuant to which a change in the Agreement had now been requested by the Company and NSC acting as a consultant, advisor, business developer and placement agent in connection with the Agreement has agreed to this change and in consideration of this demands the following amendment to the Agreement.

The parties hereto agree as follows:

1.	As per Section 6 of the Agreement, the term will be extended to January 31, 2020.

All other components of the Agreement shall remain in place as written.

If the foregoing correctly sets forth the agreement and understanding between the company and NSC, please execute as indicated herein below for the purpose with in two (2) business days as a condition of the Agreement. The undersigned parties hereto have caused this Agreement Amendment to be duly executed by their authorized representatives pursuant to applicable board approval or other requisite authority and intend to be legally bound hereby.

All other terms, conditions, provisions and guidelines contained in the Agreement and any other Amendments, remain in full force and effect.

Sincerely,
Newbridge Securities Corporation

By:	/s/ G. Robert Abrams
G. Robert Abrams, General Counsel and Director of Compliance

Agreed to and Accepted
This 30th Day of December, 2019

SQL Technologies Corp.

By:	/s/ John Campi
John Campi, CEO

Amendment #7 to Placement Agent Agreement

September 2, 2021

Mr. John Campi, CEO

SQL Technologies Corp.

2855 W McNab Rd.

Pompano Beach, FL 33069

Dear Mr. Campi:

The purpose of this letter (“Agreement Amendment”) is to amend the Investment Banking Agreement (the “Agreement”) between SQL Technologies Corp (the “Company”) and Newbridge Securities Corporation (“Broker Dealer” or “NSC”), dated September 28, 2018 and signed October 3, 2018 pursuant to which a change in the Agreement had now been requested by the Company and NSC acting as a consultant, advisor, business developer and placement agent in connection with the Agreement has agreed to this change and in consideration of this demands the following amendment to the Agreement.

The parties hereto agree as follows:

1.	As per Section 6 of the Agreement, the term will be extended to December 31, 2021.

All other components of the Agreement shall remain in place as written.

If the foregoing correctly sets forth the agreement and understanding between the company and NSC, please execute as indicated herein below for the purpose with in two (2) business days as a condition of the Agreement. The undersigned parties hereto have caused this Agreement Amendment to be duly executed by their authorized representatives pursuant to applicable board approval or other requisite authority and intend to be legally bound hereby.

All other terms, conditions, provisions, and guidelines contained in the Agreement and any other Amendments, remain in full force and effect.

Sincerely,
Newbridge Securities Corporation

By:	/s/ G. Robert Abrams
G. Robert Abrams, General Counsel and Director of Compliance

Agreed to and Accepted
This ______Day of September, 2021

SQL Technologies Corp.

By:	/s/ John Campi
John Campi, CEO